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                                                                   EXHIBIT 10.38


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                             FORM OF TRUST AGREEMENT

                         Dated as of _____________, 2002


                                      among


                     PLATINUM UNDERWRITERS REINSURANCE INC.

                                 ("Platinum US")

                                   as Grantor,


                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                               ("Fire and Marine")

                                 as Beneficiary,


                                       and


                             [Name of Trustee Bank]

                                   As Trustee






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                                TABLE OF CONTENTS


PARTIES                                                                 PAGE

Section 1.  Creation and Deposit of Assets to the Trust fund.................2

Section 2.  Withdrawal of Assets from the Trust fund.........................4

Section 3.  Application of Assets............................................5

Section 4.  Redemption, Investment and Substitution of Assets................6

Section 5.  The Income Account...............................................7

Section 6.  Right to Vote Assets.............................................7

Section 7.  Additional Rights and Duties of the Trustee......................8

Section 8.  The Trustee's Compensation, Expenses and Indemnification........10

Section 9.  Resignation of the Trustee......................................11

Section 10. Removal of Trustee..............................................12

Section 11. Definitions.....................................................12

Section 12. Governing Law...................................................14

Section 13. Grantor's Tax Status............................................14

Section 14. Successors and Assigns..........................................14

Section 15. Severability....................................................14

Section 16. Entire Agreement................................................15

Section 17. Amendments......................................................15

Section 18. Notices, etc....................................................15

Section 19. Headings........................................................16

Section 20. Counterparts....................................................16

Section 21. Mergers, Consolidations.........................................16



EXHIBIT I   Form of 100% Quota Share Retrocession Agreement

EXHIBIT II  Form of 100% Quota Share Retrocession Agreement


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EXHIBIT III   Form of 100% Quota Share Retrocession Agreement

EXHIBIT IV    Form of 100% Quota Share Retrocession Agreement

EXHIBIT V     Form of 100% Quota Share Retrocession Agreement

EXHIBIT VI    Form of 100% Quota Share Retrocession Agreement

EXHIBIT VII   Form of 100% Quota Share Retrocession Agreement

EXHIBIT VIII  Form of 100% Quota Share Retrocession Agreement

EXHIBIT IX    List of Assets Deposited to the Trust fund




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                                 TRUST AGREEMENT

            TRUST AGREEMENT, dated as of____________, 2002 (the "Agreement"), among PLATINUM UNDERWRITERS REINSURANCE INC. ("Platinum US"), a Maryland-domiciled insurance company (the "Grantor"), ST. PAUL FIRE AND MARINE INSURANCE COMPANY ("Fire and Marine"), a Minnesota-domiciled insurance company (the "Beneficiary"), and ____________, a [U.S.] banking corporation (the "Trustee") (the Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a "Party" and collectively as the "Parties").

                               W I T N E S S E T H

            WHEREAS, the Grantor and the Beneficiary have entered into nine 100% Quota Share Retrocession Agreements, substantially in the form set forth as Exhibits I through VIII hereto (the "Retrocession Agreements");

            WHEREAS, the Beneficiary desires the Grantor to secure payments of all amounts at any time and from time to time owing by the Grantor to the Beneficiary under or in connection with the Retrocession Agreements;

            WHEREAS, the Grantor desires to transfer to the Trustee for deposit to a trust fund (the "Trust Fund") assets in order to secure payments by the Grantor under or in connection with the Retrocession Agreements;

            WHEREAS, the Trustee has agreed to act as trustee hereunder, and to hold such assets in trust in the trust fund for the sole use and benefit of the Beneficiary; and

            WHEREAS, this Agreement is established for the sole use and benefit of the Beneficiary and for the purposes of setting forth the duties and powers of the Trustee with respect to the trust fund and the relative rights and obligations of the Parties hereto;

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            NOW, THEREFORE, for consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

SECTION 1.  CREATION AND DEPOSIT OF ASSETS TO THE TRUST FUND.

            (a) The Grantor shall establish and maintain a trust fund for the benefit of the Beneficiary as security for the obligations of the Grantor under the Retrocession Agreements. The trust fund shall be in a form reasonably satisfactory to the Beneficiary and shall comply in all material respects with the requirements under Maryland Insurance Law applicable to trust funds established for credit for reinsurance purposes. The Trustee shall administer the trust fund in its name as Trustee for the Beneficiary. The trust fund shall be subject to withdrawal by the Beneficiary solely as provided herein.

            (b) At the Closing Date, the Grantor shall deposit Qualifying Assets into the trust fund equal to all payments and proceeds received by the Grantor in respect of all reinsurance and retrocession agreements of each and all renewals thereof as defined in the Retrocession Agreements (the "Reinsurance Contracts"), including but not limited to assets related to transferred reserves, premium payments, reinsurance recoverables and other payments. As of the end of each calendar quarter, the Grantor shall calculate the balance of the trust fund and the aggregate loss, loss adjustment expense reserves, unearned premium reserves, ceding commission and other reserves related to the Reinsurance Contracts as reported in the statutory financial statements filed by the Grantor with the Maryland Insurance Administration for such quarter and shall provide such calculation to the Beneficiary within five days of the filing of such statutory financial statements with the Maryland Insurance Administration. If the balance of the trust fund is less than the aggregate of the related reserves, the Grantor promptly shall


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deposit sufficient Qualifying Assets to cause the balance of the trust fund to equal at least one hundred percent of such aggregate reserves. If the balance of the trust fund is greater than the aggregate of the related reserves, the Grantor may withdraw assets equal to the amount of such excess.

            (c) Upon receipt of the quarterly calculation from the Grantor, the Beneficiary shall have the right to reasonably object to such calculation and to offer a reasonable proposal for reserve amounts. If the parties in good faith are not able to resolve the disagreement within two weeks of the Beneficiary's indication of disagreement, the parties shall mutually agree upon an independent actuarial firm to determine an appropriate level of aggregate reserves with respect to the Reinsurance Contracts, such level to be no more than the amount proposed by the Beneficiary and no less than the amount reported by the Grantor, and both parties agree to be bound by such determination.

            (d) The Grantor shall retain the investment discretion with respect to the assets in the trust, provided, however, that all assets held in the trust shall qualify as admitted assets under Maryland Insurance Law.

            (e) The Grantor shall be permitted to liquidate the trust at the earlier of (i) such time as the Grantor's obligations under this Agreement have been met or are terminated or waived or (ii) the reserves so reported by the Grantor do not exceed $100 million as of two successive calendar year ends.

            (f) The Beneficiary shall bear the costs and expenses of the Trustee.


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            (g) Unless otherwise provided for in this Agreement, the Trustee shall have no responsibility to determine whether the assets in the trust fund are sufficient to secure the Grantor's liabilities under the Retrocession Agreements or whether they represent Qualifying Assets.

SECTION 2.  WITHDRAWAL OF ASSETS FROM THE TRUST FUND.

            (a) Without notice to the Grantor, the Beneficiary shall have the right, at any time and from time to time, notwithstanding anything to the contrary contained in the Retrocession Agreements, to withdraw from the trust fund, upon written notice to the Trustee (the "Withdrawal Notice"), such assets as are specified in such Withdrawal Notice. The Beneficiary need present no statement or document in addition to a Withdrawal Notice in order to withdraw any assets; nor is said right of withdrawal or any other provision of this Agreement subject to any conditions or qualifications not contained in this Agreement.

            (b) Upon receipt of a Withdrawal Notice, the Trustee shall immediately take the steps necessary to transfer absolutely all right, title and interest in the assets specified in such Withdrawal Notice and shall deliver physical custody of such assets to or for the account of the Beneficiary.

            (c) Subject to paragraph (a) of this Section 2 and to Section 4 of this Agreement, in the absence of a Withdrawal Notice, the Trustee shall allow no substitution or withdrawal of any Asset from the trust fund.

            (d) The Trustee shall have no responsibility whatsoever to determine that any assets withdrawn from the trust fund pursuant to this Section 2 are withdrawn in compliance with


                                      -4-
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the Retrocession Agreements, or will be used and applied in the manner contemplated by Section 3 of this Agreement.

SECTION 3.  APPLICATION OF ASSETS.

            (a) The Beneficiary hereby covenants to the Grantor that it shall use and apply any withdrawn assets, without diminution because of the insolvency of the Beneficiary or the Grantor, for the following purposes only:

            (i) to pay or reimburse the Beneficiary for the Grantor's share under the Retrocession Agreements regarding any losses and allocated loss expenses paid by the Beneficiary but not recovered from the Grantor, and unearned premiums due to the Beneficiary if not otherwise paid by the Grantor, or for other amounts due to the Beneficiary, if not otherwise paid by the Grantor in accordance with the terms of the Retrocession Agreements;

            (ii) to make payment to the Grantor of any amounts held in the trust fund that exceed 102% of the actual amount required to fund the Grantor's entire Obligations (as hereinafter defined), and

            (iii) where the Beneficiary has received a Termination Notice (as hereinafter defined) pursuant to Section 10 of this Agreement and where all or a portion of the Grantor's Obligations remain unliquidated and undischarged ten days prior to the Termination Date (as hereinafter defined), to withdraw amounts equal to such Obligations and deposit such amounts in a separate account, in the name of the Beneficiary, in any Qualified United States Financial Institution (as defined herein), apart from its other assets, in trust for the uses and purposes specified in subparagraphs (i) and (ii) of this Section as may remain executory after such withdrawal and for any period after such Termination Date. For the purposes of this


                                      -5-
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subparagraph (iii), the phrase "the trust fund" in subparagraph (ii) of this
Section shall be deemed to read "the separate account" established pursuant to this subparagraph (iii),

            (iv) For purposes of this subsection (a), all assets shall be valued at their current fair market value.

SECTION 4.  REDEMPTION, INVESTMENT AND SUBSTITUTION OF ASSETS.

            (a) The Trustee shall surrender for payment all maturing assets and all assets called for redemption (and provide written notice to the Beneficiary to that effect) and deposit the principal amount of the proceeds of any such payment to the trust fund.

            (b) From time to time, at the written order and direction of the Grantor, any instruction or order concerning such investments or substitutions of securities being referred to herein as an "Investment Order", the Trustee shall invest assets in the trust fund in Qualifying Assets.

            (c) From time to time, subject to the prior written approval of the Beneficiary, the Grantor may direct the Trustee to substitute Qualifying Assets for other Qualifying Assets held in the trust fund at such time. The Trustee shall have no responsibility whatsoever to determine the value of such substituted securities or that such substituted securities constitute Qualifying Assets.

            (d) The Trustee shall not allow any substitutions or withdrawals of assets from the Trust fund, except on (i) written instructions from the Beneficiary, or (ii) a call on or the maturity of any trust Asset if the Trustee provides written notice to the Beneficiary and pays the proceeds from the Asset into the trust fund.


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            (e) All investments and substitutions of securities referred to in paragraphs (b) and (c) of this Section 4 shall be in compliance with the relevant limitations in "Qualifying Assets", as set forth in Section 11 of this Agreement. The Trustee shall have no responsibility whatsoever to determine that any assets in the trust fund are or continue to be Qualifying Assets. The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker unless said act or omission is the result, in whole or in part, of the Trustee's negligence, willful misconduct or lack of good faith.

            (f) Any loss incurred from any investment pursuant to the terms of this Section 4 shall be borne exclusively by the trust fund. The Trustee shall not be liable for any loss due to changes in market rates or penalties for early redemption.

SECTION 5.  THE INCOME ACCOUNT.

            All payments of interest and dividends actually received in respect of assets in the trust fund shall be deposited by the Trustee, subject to deduction of the Trustee's compensation and expenses as provided in Section 8 of this Agreement, in a separate account (the "Income Account") established and maintained by the Grantor at an office of the Trustee in U.S. office. The Grantor shall provide the Trustee with the appropriate wiring instructions for deposits to be made in the Income Account. The Grantor shall have the right to withdraw funds from the Income Account at any time.

SECTION 6.  RIGHT TO VOTE ASSETS.

            (a) The Trustee shall forward all annual and interim stockholder reports and all proxies and proxy materials relating to the assets in the trust fund to the Grantor. The Grantor shall have the full and unqualified right to vote any assets in the trust fund.


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SECTION 7.  ADDITIONAL RIGHTS AND DUTIES OF THE TRUSTEE.

            (a) The Trustee shall receive assets and hold the assets in a safe place;

            (b) The Trustee shall provide to the Grantor and the Beneficiary a statement of all assets in the trust fund on its inception at the end of each calendar quarter;

            (c) The Trustee shall notify the Grantor and the Beneficiary, within 10 days, of any deposits to or withdrawals from the trust fund;

            (d) The Trustee shall hold the assets in the Trust fund at the Trustee's office in the United States;

            (e) The Trustee may deposit any assets in the trust fund in a book-entry account maintained at the Federal Reserve Bank of [ ] or in depositories such as the Depository Trust Company. Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

            (f) The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.

            (g) Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, any books, documents, papers and records relating to the trust fund or the assets.

            (h) The Trustee is authorized to follow and rely upon all instructions given by applicable officers named in incumbency certificates furnished to the Trustee from time to time

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by the Grantor and Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram or electronic media, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (i) from an attorney-in-fact or (ii) from any officer of the Grantor of the Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate.

            (i) The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall only be liable for its own negligence, willful misconduct or lack of good faith.

            (j) No provision of this Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of this Agreement or any provision of law.

            (k) The Trustee may confer with counsel of its own choice in relation to matters arising under this Agreement and shall have full and complete authorization from the other Parties hereunder for any action taken or suffered by it under this Agreement or under any transaction contemplated hereby in good faith and in accordance with opinion of such counsel.

            (l) The invasion of the trust corpus to pay compensation to, or reimburse the expense of the Trustee is hereby prohibited.

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            (m) The Trustee shall deliver to the Beneficiary written notice of termination at least 30 days before termination of the trust fund.

SECTION 8.  THE TRUSTEE'S COMPENSATION, EXPENSES AND INDEMNIFICATION.

            (a) The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee at rates determined by the Trustee and agreed to by the Grantor, from time to time and communicated in writing to the Grantor. The Grantor shall pay or reimburse the Trustee for all of the Trustee's reasonable expenses and disbursements in connection with its duties under this Agreement (including attorney's fees and expenses), except any such expense, or disbursement as may arise from the Trustee's negligence, willful misconduct or lack of good faith. The Trustee shall be entitled to deduct its compensation and expenses solely from payments of dividends, interest and other income in respect of the assets held in the trust fund prior to the deposit thereof to the Income Account as provided in Section 5 of this Agreement. The Grantor shall indemnify, defend and save harmless the Trustee from all loss or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) its execution and performance of this Agreement, except to the extent that such loss, liability or expense is due to the negligence, willful misconduct or lack of good faith of the Trustee, or (ii) its following any instructions or other directions from the Grantor, except to the extent that its following any such instructions or direction is expressly forbidden by the terms hereof. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) except for such special, indirect or consequential loss arising out of the Trustee's own negligence, willful misconduct or lack of good faith. The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation of the

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Trustee or the termination of this Agreement and hereby grants the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder.

            (b) No assets shall be withdrawn from the Trust fund or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee.

SECTION 9.  RESIGNATION OF THE TRUSTEE.

            (a) The Trustee may resign at any time by giving not less than 90 days' written notice thereof to the Beneficiary and to the Grantor, such resignation to become effective only on the acceptance of appointment by a successor trustee and the transfer to such successor trustee of all assets in the trust fund in accordance with paragraph (b) of this Section 9.

            (b) Upon receipt of the Trustee's notice of resignation, the Grantor and the Beneficiary shall appoint a successor trustee. Any successor trustee shall be a Qualified United States Financial Institution and shall not be a Parent, a Subsidiary or an Affiliate of the Grantor or the Beneficiary. Upon the acceptance of the appointment as trustee hereunder by a successor trustee and the transfer to such successor trustee of all assets in the trust fund, the resignation of the Trustee shall become effective. Thereupon, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the Trustee, and the Trustee shall be discharged from any future duties and obligations under this Agreement, but the Trustee shall continue after its resignation to be entitled to the benefits of the indemnities provided herein for the Trustee.


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SECTION 10. REMOVAL OF TRUSTEE.

            (a) The Grantor may remove the Trustee at any time by giving not less than 90 days' written notice thereof to the Beneficiary and to the Trustee, such removal to become effective only on the acceptance of appointment by a successor trustee and the transfer to such successor trustee of all assets in the trust fund in accordance with paragraph (b) of this Section 10.

            (b) Upon receipt of the Grantor's notice of removal, the Grantor and the Beneficiary shall appoint a successor trustee. Any successor trustee shall be a Qualified United States Financial Institution and shall not be a Parent, a Subsidiary or an Affiliate of the Grantor or the Beneficiary. Upon the acceptance of the appointment as trustee hereunder by a successor trustee and the transfer to such successor trustee of all assets in the trust fund, the removal of the Trustee shall become effective. Thereupon, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the Trustee, and the Trustee shall be discharged from any future duties and obligations under this Agreement, but the Trustee shall continue after its removal to be entitled to the benefits of the indemnities provided herein for the Trustee.

SECTION 11. DEFINITIONS.

            Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both such forms of such term are used in this Agreement):

            The term "Affiliate" with respect to any corporation shall mean a corporation which directly, or indirectly through one of more intermediaries, controls or is controlled by, or


                                      -12-
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is under common control with, such corporation. The term "control" (including the related terms "controlled by" and "under common control with") shall mean the ownership, directly or indirectly, or more than fifty percent (50%) of the voting stock of a corporation.

            The term "Business Day" shall mean any day on which the offices of the Trustee in [ ] are open for business.

            The term "Expenses" shall mean the Trustee's reasonable expenses and disbursements in connection with its duties under this Agreement (including reasonable attorney's fees and expenses) not including any such expense, or disbursement as may arise from the Trustee's negligence, willful misconduct or lack of good faith.

            The term "Obligations" shall mean, with respect to the Retrocession Agreement, (a) reinsured losses and allocated loss expenses paid by the Beneficiary, but not recovered from the Grantor, (b) reserves for reinsured losses reported and outstanding, (c) reserves for reinsured losses incurred but not reported, and (d) reserves for allocated reinsured loss expenses and unearned premiums.

            The term "Parent" shall mean an institution that, directly or indirectly, controls another institution.

            The term "person" shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

            The term "Qualified United States Financial Institution" shall have the meaning provided in COMAR 09.30.97.08.


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            The term "Qualifying Assets" shall mean and include any security listed by the Securities Valuation Office of the National Association of Insurance Commissioners and qualifying as an admitted asset under applicable Maryland law.

            The term "Subsidiary" shall mean an institution controlled, directly or indirectly, by another institution.

SECTION 12. GOVERNING LAW.

            This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its choice of laws principles.

SECTION 13. GRANTOR'S TAX STATUS.

            The Grantor shall provide the Trustee with a Certificate of Foreign Status on Form W-8 or its Tax Identification Number (TIC) as assigned by the Internal Revenue Service, as applicable.

SECTION 14. SUCCESSORS AND ASSIGNS.

            No Party may assign this Agreement or any of its obligations hereunder without the prior written consent of the other Parties; PROVIDED, HOWEVER, that this Agreement shall inure to the benefit of and bind those who, by operation of law, become successors to the Parties, including, without limitation, any liquidator, rehabilitator, receiver or conservator and any successor merged or consolidated entity and PROVIDED FURTHER that, in the case of the Trustee, the successor trustee is eligible to be a trustee under the terms hereof.

SECTION 15. SEVERABILITY.

            In the event that any provision of the Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.


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SECTION 16. ENTIRE AGREEMENT.

            This agreement constitutes the entire agreement among the Parties, and there are no understandings or agreement, conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.

SECTION 17. AMENDMENTS.

            This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by all of the Parties.

SECTION 18. NOTICES, ETC.

            Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made on the date received when addressed as follows:

            If to the Grantor:
                              Platinum US
                              195 Broadway
                              New York, New York 10007
                              Attention:  President
                              Fax No.:

            If to the Beneficiary:
                              Fire and Marine
                              385 Washington Street
                              St. Paul, Minnesota 55102

                              Attention: President
                              Fax No.:

            If to the Trustee:
                              [Name of Trustee]
                              [Address]

                              Attention:
                              Fax No.:


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            Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties. All notices, directions, requests, demands, acknowledgments and other communications relating to the Beneficiary's approval of the Grantor's authorization to substitute assets and to the termination of the trust fund shall be in writing and may not be made or given by prepaid telex, telegraph or telecopier.

SECTION 19. HEADINGS.

            The headings of the Sections and the Table of Contents have been inserted for convenience of reference only, and shall not be deemed to constitute a part of this Agreement.

SECTION 20. COUNTERPARTS.

            This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same Agreement.

SECTION 21. MERGERS, CONSOLIDATIONS.

            Any corporation into which the Trustee in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee in its individual capacity shall be a party, or any corporation to which substantially all the corporate trust business of the Trustee in its individual capacity may be transferred, shall be the Trustee under this Trust Agreement without further act.

SECTION 22. INSOLVENCY OF GRANTOR.

            (a) Notwithstanding any other provision in this Agreement, if the Grantor has been declared insolvent or placed into receivership, rehabilitation, liquidation, or similar

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proceedings under the laws of Maryland, the Trustee shall comply with any order of the regulatory authority with oversight over the Trust Account or court of competent jurisdiction directing the Trustee to transfer to such regulatory authority or other designated receiver all of the assets in the Trust Account.

            (b) The assets so transferred shall be applied in accordance with the priority statutes of the state in which the Trust Account is established applicable to the assets of insurance companies in liquidation.

            (c) If the regulatory authority with oversight over the Trust Account determines that the assets held in the Trust Account or any part of the assets are not necessary to satisfy the claims of the Beneficiary, the assets or any part of the assets shall be returned to the Trustee for distribution in accordance with this Agreement.

            [THIS SPACE INTENTIONALLY LEFT BLANK]

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            IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                        PLATINUM UNDERWRITERS REINSURANCE INC.
                        As Grantor


                        By:_______________________________________
                        Title:_____________________________________


                        ST. PAUL FIRE AND MARINE INSURANCE COMPANY
                        As Beneficiary


                        By:_______________________________________
                        Title:_____________________________________

                              and

                        [NAME OF TRUSTEE]
                        As Trustee


                        By:______________________________________
                        Title:____________________________________

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                                    EXHIBIT I

                 Form of 100% Quota Share Retrocession Agreement
                         Dated as of ____________, 2002

                                   EXHIBIT II

                 Form of 100% Quota Share Retrocession Agreement
                         Dated as of ____________, 2002

                                   EXHIBIT III

                 Form of 100% Quota Share Retrocession Agreement
                         Dated as of ____________, 2002




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                                   EXHIBIT IV

                 Form of 100% Quota Share Retrocession Agreement
                         Dated as of ____________, 2002




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                                    EXHIBIT V

                 Form of 100% Quota Share Retrocession Agreement
                         Dated as of ____________, 2002

                                   EXHIBIT VI

                 Form of 100% Quota Share Retrocession Agreement
                         Dated as of ____________, 2002

                                   EXHIBIT VII

                 Form of 100% Quota Share Retrocession Agreement
                         Dated as of ____________, 2002




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                                  EXHIBIT VIII

                 Form of 100% Quota Share Retrocession Agreement
                         Dated as of ____________, 2002




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                                   EXHIBIT IX


                            [List of Assets Deposited
                               to the Trust fund]

                                    [to come]